UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 20, 2016

Commission File Number of Issuing Entity: 000-20787-07

Central Index Key Number of Issuing Entity: 0001003509

AMERICAN EXPRESS CREDIT ACCOUNT MASTER TRUST

(Exact Name of Issuing Entity as Specified in its Charter)

Commission File Number of Depositor/Registrant:	Commission File Number of Depositor/Registrant:
333-113579-02	333-113579-01

Central Index Key Number of Depositor/Registrant:	Central Index Key Number of Depositor/Registrant:
0001283434	0001283435

AMERICAN EXPRESS RECEIVABLES FINANCING CORPORATION III LLC	AMERICAN EXPRESS RECEIVABLES FINANCING CORPORATION IV LLC
(Exact Name of Depositor/Registrant as Specified in its Charter)	(Exact Name of Depositor/Registrant as Specified in its Charter)

Delaware	20-0942395	Delaware	20-0942445
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)	(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

4315 South 2700 West, Room 3020-3 Mail Stop 02-01-03 Salt Lake City, Utah 84184 (801) 945-5648	4315 South 2700 West, Room 1100 Mail Stop 02-01-46 Salt Lake City, Utah 84184 (801) 945-2068
(Address, Including Zip Code, and Telephone Number, Including Area Code, of each Registrants’ Principal Executive Offices)

N/A	N/A
(Former Name or Former Address, if Changed Since Last Report)	(Former Name or Former Address, if Changed Since Last Report)

Central Index Key Number of Sponsor:	Central Index Key Number of Sponsor:
0000949348	0001647722

AMERICAN EXPRESS CENTURION BANK	AMERICAN EXPRESS BANK, FSB
(Exact Name of Sponsor as Specified in its Charter)	(Exact Name of Sponsor as Specified in its Charter)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01.	Other Events.

On July 20, 2016, the Pooling and Servicing Agreement, dated as of May 16, 1996, as amended and restated as of January 1, 2006, relating to the American Express Credit Account Master Trust (the “Trust”) was amended and restated by the Third Amended and Restated Pooling and Servicing Agreement, dated as of July 20, 2016 (the “Pooling and Servicing Agreement”), among American Express Receivables Financing Corporation III LLC (“RFC III”), American Express Receivables Financing Corporation IV LLC (“RFC IV”), American Express Travel Related Services Company, Inc. (“TRS”) and The Bank of New York Mellon (“BONYM”). The Third Amended and Restated Pooling and Servicing Agreement is attached hereto as Exhibit 4.1.

On July 20, 2016, (i) the Series 2008-2 Supplement, dated as of February 22, 2008, (ii) the Series 2009-D-II Supplement, dated as of June 5, 2009, (iii) the Series 2012-1 Supplement, dated as of June 22, 2012, (iv) the Series 2012-4 Supplement, dated as of November 8, 2012, (v) the Series 2013-1 Supplement, dated as of July 25, 2013, (vi) the Series 2013-2 Supplement, dated as of November 13, 2013, (vii) the Series 2013-3 Supplement, dated as of November 13, 2013, (viii) the Series 2014-1 Supplement, dated as of May 19, 2014, (ix) the Series 2014-2 Supplement, dated as of July 1, 2014, (x) the Series 2014-3 Supplement, dated as of September 22, 2014, (xi) the Series 2014-4 Supplement, dated as of November 19, 2014, (xii) the Series 2014-5 Supplement, dated as of November 19, 2014, (xiii) the Series 2015-1 Supplement, dated as of July 20, 2015, (xiv) the Series 2016-E-I Supplement, dated as of June 7, 2016, and (xv) the Series 2016-E-II Supplement, dated as of June 7, 2016, to the Pooling and Servicing Agreement, were amended by the Omnibus Amendment to Series Supplements, dated as of July 20, 2016, among American Express Receivables Financing Corporation II (“RFC II”), RFC III, RFC IV, TRS and BONYM. The Omnibus Amendment is attached hereto as Exhibit 4.2.

On July 20, 2016, the Receivables Purchase Agreement, dated as of April 16, 2004, relating to the Trust was amended and restated by the Amended and Restated Receivables Purchase Agreement, dated as of July 20, 2016, between American Express Centurion Bank (“Centurion”) and RFC III. The Amended and Restated Receivables Purchase Agreement is attached hereto as Exhibit 4.3.

On July 20, 2016, the Receivables Purchase Agreement, dated as of April 16, 2004, relating to the Trust was amended and restated by the Amended and Restated Receivables Purchase Agreement, dated as of July 20, 2016, between American Express Bank, FSB (“FSB”) and RFC IV. The Amended and Restated Receivables Purchase Agreement is attached hereto as Exhibit 4.4.

On July 20, 2016, the Supplemental Servicing Agreement, dated as of June 30, 2004, as amended and restated as of March 30, 2010, relating to the Trust was amended and restated by the Second Amended and Restated Supplemental Servicing Agreement, dated as of July 20, 2016, among TRS, Centurion, FSB, RFC III and RFC IV. The Second Amended and Restated Supplemental Servicing Agreement is attached hereto as Exhibit 4.5.

On July 20, 2016, the Defaulted Receivables Supplemental Servicing Agreement, dated as of May 10, 2013, relating to the Trust was amended and restated by the Amended and Restated Defaulted Receivables Supplemental Servicing Agreement, dated as of July 20, 2016, among TRS, Centurion, FSB, RFC III and RFC IV. The Amended and Restated Defaulted Receivables Supplemental Servicing Agreement is attached hereto as Exhibit 4.6.

On July 20, 2016, the Asset Representations Review Agreement, dated as of July 20, 2016, relating to the Trust was entered into among RFC III, RFC IV, TRS and Clayton Fixed Income Services LLC (“Clayton”). The Asset Representations Review Agreement is attached hereto as Exhibit 10.1.

Item 9.01.	Exhibits.

The following are filed as Exhibits to this Report under Exhibit 4 and Exhibit 10.

Exhibit 4.1	Third Amended and Restated Pooling and Servicing Agreement, dated as of July 20, 2016, among RFC III, RFC IV, TRS and BONYM.

Exhibit 4.2	Omnibus Amendment to Series Supplements, dated as of July 20, 2016, among RFC II, RFC III, RFC IV, TRS and BONYM.

Exhibit 4.3	Amended and Restated Receivables Purchase Agreement, dated as of July 20, 2016, between Centurion and RFC III.

Exhibit 4.4	Amended and Restated Receivables Purchase Agreement, dated as of July 20, 2016, between FSB and RFC IV.

Exhibit 4.5	Second Amended and Restated Supplemental Servicing Agreement, dated as of July 20, 2016, among TRS, Centurion, FSB, RFC III and RFC IV.

Exhibit 4.6	Amended and Restated Defaulted Receivables Supplemental Servicing Agreement, dated as of July 20, 2016, among TRS, Centurion, FSB, RFC III and RFC IV.

Exhibit 10.1	Asset Representations Review Agreement, dated as of July 20, 2016, among RFC III, RFC IV, TRS and Clayton.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

American Express Receivables Financing Corporation III LLC,
as Depositor of the Trust and Co-Registrant and as Depositor on behalf of the Trust

By:	/s/ Denise D. Roberts
Name:	Denise D. Roberts
Title:	President

American Express Receivables Financing Corporation IV LLC,
as Depositor of the Trust and Co-Registrant and as Depositor on behalf of the Trust

By:	/s/ Denise D. Roberts
Name:	Denise D. Roberts
Title:	President

Date: July 21, 2016

EXHIBIT INDEX

Exhibit	Description

Exhibit 4.1	Third Amended and Restated Pooling and Servicing Agreement, dated as of July 20, 2016, among RFC III, RFC IV, TRS and BONYM.

Exhibit 4.2	Omnibus Amendment to Series Supplements, dated as of July 20, 2016, among RFC II, RFC III, RFC IV, TRS and BONYM.

Exhibit 4.3	Amended and Restated Receivables Purchase Agreement, dated as of July 20, 2016, between Centurion and RFC III.

Exhibit 4.4	Amended and Restated Receivables Purchase Agreement, dated as of July 20, 2016, between FSB and RFC IV.

Exhibit 4.5	Second Amended and Restated Supplemental Servicing Agreement, dated as of July 20, 2016, among TRS, Centurion, FSB, RFC III and RFC IV.

Exhibit 4.6	Amended and Restated Defaulted Receivables Supplemental Servicing Agreement, dated as of July 20, 2016, among TRS, Centurion, FSB, RFC III and RFC IV.

Exhibit 10.1	Asset Representations Review Agreement, dated as of July 20, 2016, among RFC III, RFC IV, TRS and Clayton.